SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) November 7, 2002


                              Snap-on Incorporated
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                           1-7724                  39-0622040
      --------                           ------                  ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation                                       Identification No.)

          10801 Corporate Drive, Pleasant Prairie, Wisconsin 53158-1603
         ---------------------------------------------------------------
          (Address of principal executive offices, including zip code)


        Registrant's telephone number, including area code (262) 656-5200

Item 5.      Other Information

Snap-on's business segments are based on the organization structure used by management for making operating and investment decisions and for assessing performance. Snap-on previously reported two business segments: the Snap-on Dealer Group, which represented the worldwide franchised dealer van channel, and the Commercial and Industrial Group, which included all of Snap-on's non-dealer businesses. Due to recent changes in Snap-on's management organization structure, coupled with the growth in the company's diagnostics and vehicle-service information products, Snap-on changed its reportable business segments in the third quarter of 2002 to include the following: (i) the Snap-on Dealer Group; (ii) the Commercial and Industrial Group; and (iii) the Diagnostics and Information Group. The Snap-on Dealer Group consists of Snap-on's business operations serving the worldwide franchised dealer van channel. The Commercial and Industrial Group consists of the business operations providing tools and equipment products to a broad range of industrial and commercial customers worldwide through direct, distributor and other non-franchised distribution channels. The Diagnostics and Information Group consists of the business operations providing diagnostics equipment, vehicle-service information, business management systems, equipment repair services and other solutions for vehicle service to customers in the worldwide vehicle service and repair marketplace.

Snap-on evaluates the performance of its operating segments based on segment net sales and operating earnings. Segment net sales are defined as total net sales, including both net sales from external customers and intersegment sales, before elimination of intersegment activity. Segment operating earnings are defined as segment net sales less cost of goods sold and operating expenses. Snap-on accounts for intersegment sales and transfers based primarily on standard costs with reasonable mark-ups established between the segments. Snap-on allocates shared services expenses to those segments that utilize the services based on a percentage of either cost of goods sold or segment net sales, as appropriate. Restructuring and other non-recurring charges are not allocated to the reportable segments.

As required by Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information," all future consolidated financial statements issued by Snap-on will reflect the reclassification of previously published segment data as a result of the above-mentioned changes in Snap-on's management organizational structure. The information included in this Form 8-K affects only disclosures related to segment results and does not in any way restate or revise the consolidated financial position, results of operations or cash flows in any previously reported Consolidated Statements of Earnings, Consolidated Balance Sheets, or Consolidated Statements of Cash Flows of Snap-on.

The accompanying quarterly, year-to-date and/or full-year segment information for fiscal 2000, 2001 and 2002 is presented in the new segment structure.

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

                                      Snap-on Incorporated
                                Fiscal 2002 Segment Disclosures
                                     (Amounts in millions)

                                                                             Fiscal 2002
                                                       --------------------------------------------------------
                                                             First        Second         Third        Year to
                                                            Quarter       Quarter       Quarter        Date
                                                       --------------------------------------------------------
Net sales from external customers
Snap-on Dealer Group                                       $   256.5     $   275.0     $   240.4     $   771.9
Commercial and Industrial Group                                214.9         232.1         220.3         667.3
Diagnostics and Information Group                               38.6          40.1          41.7         120.4
                                                       --------------------------------------------------------
Total net sales from external customers                    $   510.0     $   547.2     $   502.4     $ 1,559.6
                                                       ========================================================

Intersegment sales
Snap-on Dealer Group                                       $     3.8     $     5.8     $     6.1     $    15.7
Commercial and Industrial Group                                 29.9          30.8          29.0          89.7
Diagnostics and Information Group                               42.7          49.1          43.3         135.1
                                                       --------------------------------------------------------
Total intersegment sales                                   $    76.4     $    85.7     $    78.4     $   240.5
                                                       ========================================================

Total net sales
Snap-on Dealer Group                                       $   260.3     $   280.8     $   246.5     $   787.6
Commercial and Industrial Group                                244.8         262.9         249.3         757.0
Diagnostics and Information Group                               81.3          89.2          85.0         255.5
                                                       --------------------------------------------------------
Total net sales                                                586.4         632.9         580.8       1,800.1
Intersegment eliminations                                      (76.4)        (85.7)        (78.4)       (240.5)
                                                       --------------------------------------------------------
Total consolidated net sales                               $   510.0     $   547.2     $   502.4     $ 1,559.6
                                                       ========================================================


Operating earnings
Snap-on Dealer Group                                       $    28.0     $    27.2     $    12.6     $    67.8
Commercial and Industrial Group                                  8.4          13.5           9.7          31.6
Diagnostics and Information Group                                1.4           7.9           8.3          17.6
                                                       --------------------------------------------------------
Segment operating earnings                                      37.8          48.6          30.6         117.0
Net finance income                                               7.3           8.8          10.3          26.4
Restructuring and other non-recurring charges                   (3.4)         (1.4)         (1.6)         (6.4)
Interest expense                                                (7.8)         (7.5)         (6.9)        (22.2)
Other income (expense) - net                                    (0.1)         (2.9)         (2.3)         (5.3)
                                                       --------------------------------------------------------
Earnings before income taxes                               $    33.8     $    45.6     $    30.1     $   109.5
                                                       ========================================================


Assets (at period end)
Snap-on Dealer Group                                       $   809.9     $   821.4     $   818.1     $   818.1
Commercial and Industrial Group                                948.3       1,038.2       1,004.6       1,004.6
Diagnostics and Information Group                              198.6         207.5         207.4         207.4
                                                       --------------------------------------------------------
Total from reportable segments                               1,956.8       2,067.1       2,030.1       2,030.1
Financial Services                                              78.7          81.4          74.8          74.8
Elimination of intersegment receivables                        (51.6)        (73.9)       (107.7)       (107.7)
                                                       --------------------------------------------------------
Total assets                                               $ 1,983.9     $ 2,074.6     $ 1,997.2     $ 1,997.2
                                                       ========================================================

                                                    Snap-on Incorporated
                                               Fiscal 2001 Segment Disclosures
                                                    (Amounts in millions)
                                                                                    Fiscal 2001
                                                       -----------------------------------------------------------------------
                                                           First        Second         Third        Fourth          Full
                                                          Quarter       Quarter       Quarter       Quarter         Year
                                                       -----------------------------------------------------------------------
Net sales from external customers
Snap-on Dealer Group                                       $   248.9     $   254.9     $   254.6     $   267.6    $   1,026.0
Commercial and Industrial Group                                240.6         230.8         212.0         222.5          905.9
Diagnostics and Information Group                               37.9          39.9          41.5          44.5          163.8
                                                       -----------------------------------------------------------------------
Total net sales from external customers                    $   527.4     $   525.6     $   508.1     $   534.6    $   2,095.7
                                                       =======================================================================

Intersegment sales
Snap-on Dealer Group                                       $     7.6     $     6.6     $     5.6     $     5.0    $      24.8
Commercial and Industrial Group                                 25.9          31.9          29.1          22.9          109.8
Diagnostics and Information Group                               38.5          41.6          37.2          40.1          157.4
                                                       -----------------------------------------------------------------------
Total intersegment sales                                   $    72.0     $    80.1     $    71.9     $    68.0    $     292.0
                                                       =======================================================================

Total net sales
Snap-on Dealer Group                                       $   256.5     $   261.5     $   260.2     $   272.6    $   1,050.8
Commercial and Industrial Group                                266.5         262.7         241.1         245.4        1,015.7
Diagnostics and Information Group                               76.4          81.5          78.7          84.6          321.2
                                                       -----------------------------------------------------------------------
Total net sales                                                599.4         605.7         580.0         602.6        2,387.7
Intersegment eliminations                                      (72.0)        (80.1)        (71.9)        (68.0)        (292.0)
                                                       -----------------------------------------------------------------------
Total consolidated net sales                               $   527.4     $   525.6     $   508.1     $   534.6    $   2,095.7
                                                       =======================================================================


Operating earnings
Snap-on Dealer Group                                       $    31.9     $    26.1     $    30.9     $    34.0    $     122.9
Commercial and Industrial Group                                  9.0           8.3           3.7           4.7           25.7
Diagnostics and Information Group                                0.3          (1.0)          1.2           7.8            8.3
                                                       -----------------------------------------------------------------------
Segment operating earnings                                      41.2          33.4          35.8          46.5          156.9
Net finance income                                              12.1           7.9           7.7           8.0           35.7
Restructuring and other non-recurring charges                      -         (14.4)        (30.4)        (17.2)         (62.0)
Arbitration resolution                                             -             -             -         (44.0)         (44.0)
Interest expense                                                (8.9)         (9.2)         (9.1)         (8.3)         (35.5)
Other income (expense) - net                                     1.9          (1.6)         (0.8)         (3.0)          (3.5)
                                                       -----------------------------------------------------------------------
Earnings before income taxes                               $    46.3     $    16.1     $     3.2     $   (18.0)   $      47.6
                                                       =======================================================================


Assets (at period end)
Snap-on Dealer Group                                       $   810.1     $   831.6     $   813.8     $   805.0    $     805.0
Commercial and Industrial Group                                933.5         901.8         913.0         921.8          921.8
Diagnostics and Information Group                              242.6         232.2         229.8         208.7          208.7
                                                       -----------------------------------------------------------------------
Total from reportable segments                               1,986.2       1,965.6       1,956.6       1,935.5        1,935.5
Financial Services                                              95.6          99.6          94.2          82.0           82.0
Elimination of intersegment receivables                        (53.0)        (48.6)        (34.9)        (43.2)         (43.2)
                                                       -----------------------------------------------------------------------
Total assets                                               $ 2,028.8     $ 2,016.6     $ 2,015.9     $ 1,974.3    $   1,974.3
                                                       =======================================================================

                                                    Snap-on Incorporated
                                               Fiscal 2000 Segment Disclosures
                                                    (Amounts in millions)
                                                                                    Fiscal 2000
                                                       -----------------------------------------------------------------------
                                                           First        Second         Third         Fourth         Full
                                                          Quarter       Quarter       Quarter       Quarter         Year
                                                       -----------------------------------------------------------------------
Net sales from external customers
Snap-on Dealer Group                                       $   263.3     $   280.8     $   250.6      $   271.1     $ 1,065.8
Commercial and Industrial Group                                240.1         241.0         221.0          241.2         943.3
Diagnostics and Information Group                               40.9          41.4          40.3           44.0         166.6
                                                       -----------------------------------------------------------------------
Total net sales from external customers                    $   544.3     $   563.2     $   511.9      $   556.3     $ 2,175.7
                                                       =======================================================================

Intersegment sales
Snap-on Dealer Group                                       $    13.2     $    10.5     $     7.5      $    11.8     $    43.0
Commercial and Industrial Group                                 29.5          37.3          21.8           28.1         116.7
Diagnostics and Information Group                               30.3          36.5          29.4           32.2         128.4
                                                       -----------------------------------------------------------------------
Total intersegment sales                                   $    73.0     $    84.3     $    58.7      $    72.1     $   288.1
                                                       =======================================================================

Total net sales
Snap-on Dealer Group                                       $   276.5     $   291.3     $   258.1      $   282.9     $ 1,108.8
Commercial and Industrial Group                                269.6         278.3         242.8          269.3       1,060.0
Diagnostics and Information Group                               71.2          77.9          69.7           76.2         295.0
                                                       -----------------------------------------------------------------------
Total net sales                                                617.3         647.5         570.6          628.4       2,463.8
Intersegment eliminations                                      (73.0)        (84.3)        (58.7)         (72.1)       (288.1)
                                                       -----------------------------------------------------------------------
Total consolidated net sales                               $   544.3     $   563.2     $   511.9      $   556.3     $ 2,175.7
                                                       =======================================================================


Operating earnings
Snap-on Dealer Group                                       $    35.5     $    45.0     $    27.9      $    27.9     $   136.3
Commercial and Industrial Group                                 15.1          21.7          13.8           11.7          62.3
Diagnostics and Information Group                                3.0           4.6           3.6            3.9          15.1
                                                       -----------------------------------------------------------------------
Segment operating earnings                                      53.6          71.3          45.3           43.5         213.7
Net finance income                                              11.7          10.5           8.4            7.5          38.1
Restructuring and other non-recurring charges                   (0.4)            -             -          (21.4)        (21.8)
Interest expense                                               (10.3)        (10.6)        (10.3)          (9.5)        (40.7)
Other income (expense) - net                                     1.1           0.8           1.3            0.1           3.3
                                                       -----------------------------------------------------------------------
Earnings before income taxes                               $    55.7     $    72.0     $    44.7      $    20.2     $   192.6
                                                       =======================================================================


Assets (at period end)
Snap-on Dealer Group                                       $   822.0     $   802.5     $   766.0      $   802.4     $   802.4
Commercial and Industrial Group                              1,002.6       1,028.1         954.6          968.8         968.8
Diagnostics and Information Group                              268.4         255.7         257.0          269.0         269.0
                                                       -----------------------------------------------------------------------
Total from reportable segments                               2,093.0       2,086.3       1,977.6        2,040.2       2,040.2
Financial Services                                             103.7         103.5         102.8           96.2          96.2
Elimination of intersegment receivables                        (44.6)        (29.3)        (23.7)         (67.3)        (67.3)
                                                       -----------------------------------------------------------------------
Total assets                                               $ 2,152.1     $ 2,160.5     $ 2,056.7      $ 2,069.1     $ 2,069.1
                                                       =======================================================================


Restructuring and Other Non-recurring Charges

Snap-on does not allocate restructuring and other non-recurring charges to its reportable segments. Had it been Snap-on's policy to allocate the charges to its reportable segments, restructuring and other non-recurring charges would have been allocated as follows:

                                              Restructuring and Other Non-recurring Charges
                          ---------------------------------------------------------------------------------------
                                 Snap-on                 Commercial             Diagnostics
                                 Dealer                and Industrial          and Information        Total for
(Amounts in millions)             Group                    Group                   Group               Period
                          ----------------------  ----------------------  ----------------------  ---------------

Fiscal 2002
    First Quarter                    $  1.6                  $  1.8                  $    -               $  3.4
    Second Quarter                        -                     1.4                       -                  1.4
    Third Quarter                       0.8                     0.6                     0.2                  1.6
                              --------------          --------------          --------------      ---------------
    Year to date                     $  2.4                  $  3.8                  $  0.2               $  6.4
                              ==============          ==============          ==============      ===============

Fiscal 2001
    First Quarter                    $    -                  $    -                  $    -               $    -
    Second Quarter                      8.4                     5.0                     1.0                 14.4
    Third Quarter                       3.8                    10.4                    16.2                 30.4
    Fourth Quarter                      2.0                     7.0                     8.2                 17.2
                              --------------          --------------          --------------      ---------------
    Full year                        $ 14.2                  $ 22.4                  $ 25.4               $ 62.0
                              ==============          ==============          ==============      ===============

Fiscal 2000
    First Quarter                    $  0.4                  $    -                  $    -               $  0.4
    Second Quarter                        -                       -                       -                    -
    Third Quarter                         -                       -                       -                    -
    Fourth Quarter                     12.9                     0.7                     7.8                 21.4
                              --------------          --------------          --------------      ---------------
    Full year                        $ 13.3                  $  0.7                  $  7.8               $ 21.8
                              ==============          ==============          ==============      ===============

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Snap-on Incorporated has duly caused this report to be signed on its behalf by the undersigned duly authorized person.




                                    SNAP-ON INCORPORATED



Date:  November 7, 2002             By:  /s/ Blaine A. Metzger
       ----------------                -----------------------------------------
                                       Blaine A. Metzger, Acting Principal
                                       Financial Officer, Principal Accounting
                                       Officer, Vice President and Controller








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